UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

DOTRONIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-9996	41-1387074
(Commission File Number)	(IRS Employer
Identification No.)

160 First Street S.E.
New Brighton, Minnesota 55112-7894
(Address of Principal Executive Offices) (Zip Code)

(651) 633 1742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Ray L. Bergeson, a long time director of Dotronix, Inc. resigned on April 6, 2005. Mr. Bergeson was a member of the Audit Committee, the Compensation and Stock Option Committee and the Nominating Committee. Mr. Bergeson did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company is continuing its search for additional outside directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2005		Dotronix, Inc.

	By	/s/ Robert V. Kling

Robert V. Kling Chief Financial Officer